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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    --------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                       event reported): February 28, 1997
                                        -----------------

                               HARRIS CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         1-3863                 34-0276860
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

           1025 W. NASA Blvd., Melbourne, FL                  32919
    ---------------------------------------------         --------------
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  -------------

                  On February 28, 1997, Harris Corporation (the "Company") announced that its Board of Directors formally rescinded its previously announced stock repurchase plan as a result of the Securities and Exchange Commission's interpretation of Staff Accounting Bulletin No. 96 ("SAB 96").
SAB 96 limits the circumstances under which companies having stock repurchase programs in place will be eligible to use the pooling-of-interest accounting method when making acquisitions. A copy of the press release dated February 28, 1997, announcing the rescission is filed as an exhibit hereto.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

(c)               Exhibits.

                  99.      Press Release, dated February 28, 1997.

Items 8-9.        Not Applicable.








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HARRIS CORPORATION


                               By: /s/ Bryan R. Roub
                                  ____________________________
                                  Name:  Bryan R. Roub
                                  Title: Senior Vice President &
                                         Chief Financial Officer

Date:      February 28, 1997






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                                  EXHIBIT INDEX

  Exhibit No.
   Under Reg.          Form 8-K
  S-K, Item 601        Exhibit No.                   Description
----------------     --------------     ---------------------------------------

        99                 1            Press Release, dated February 28, 1997.






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